EXHIBIT 21
FRANKLIN RESOURCES, INC.
LIST OF SUBSIDIARIES*
(as of September 30, 2020)

Name**	State or Jurisdiction of Incorporation or Organization
AdvisorEngine Inc.	Delaware
Alumcreek Holdings LLC	Delaware
Balanced Equity Management Pty. Limited	Australia
Brandywine Global Investment Management Europe Limited	United Kingdom
CCPF GP Holdco No.2 Limited	United Kingdom
CCPF No.2 (GP) Limited	United Kingdom
CCPF No.2 LP	United Kingdom
Clarion Gramercy Limited	Jersey (Channel Islands)
Clarion Gramercy (Deutschland) GmbH	Germany
Clarion Gramercy (UK) Limited	United Kingdom
Clarion Partners Europe, Ltd.	United Kingdom
Clarion Partners Holdings LLC	Delaware
Clarion Partners, LLC	New York
Clarion Partners Securities, LLC	Delaware
Clarion REIM South America Holdings, LLC	Delaware
Clarion REIM South America Invsetimentos Imobiliarios Ltda	Brazil
ClearBridge RARE Infrastructure International Pty Limited	Australia
ClearBridge RARE Infrastructure (North America) Pty Limited	Australia
CP Industrial Management, LLC	Delaware
CP Intermediate Holdco, Inc.	Delaware
CRM Software, LLC	Delaware
Darby - Hana Infrastructure Fund Management Co., Ltd.	South Korea
Fiduciary International Holding, Inc.	New York
Fiduciary Investment Management International, Inc.	Delaware
Fiduciary Trust Company International	New York
Fiduciary Trust Company International of Pennsylvania	Pennsylvania
Fiduciary Trust Company of Canada	Canada
Fiduciary Trust International, LLC	Delaware
Fiduciary Trust International of California	California
Fiduciary Trust International of Delaware	Delaware
Fiduciary Trust International of the South	Florida
Fiduciary Trust (International) Sàrl	Switzerland
Franklin Advisers GP, LLC	Delaware
Franklin Advisers, Inc.	California
Franklin Advisory Services, LLC	Delaware
Franklin Marketplace Loan GP, LLC	Delaware
Franklin Mutual Advisers, LLC	Delaware
Franklin SystematiQ Advisers, LLC	Delaware
Franklin Templeton Alternative Investments (India) Private Limited	India
Franklin Templeton Asset Management (India) Private Limited	India
Franklin Templeton Asset Management (Malaysia) Sdn. Bhd.	Malaysia

Name**	State or Jurisdiction of Incorporation or Organization
Franklin Templeton Asset Management Mexico, S.A. de C.V., Sociedad Operadora de Fondos de Inversion	Mexico
Franklin Templeton Austria GmbH	Austria
Franklin Templeton Capital Holdings Private Limited	Singapore
Franklin Templeton Chile SpA. V.	Chile
Franklin Templeton Companies, LLC	Delaware
Franklin Templeton Digital Advisory Services GmbH	Germany
Franklin Templeton Fund Management Limited	United Kingdom
Franklin Templeton Global Investors Limited	United Kingdom
Franklin Templeton GSC Asset Management Sdn. Bhd.	Malaysia
Franklin Templeton Holding Limited	Mauritius
Franklin Templeton International Services (India) Private Limited	India
Franklin Templeton International Services S.à r.l.	Luxembourg
Franklin Templeton Investímentos (Brasil) Ltda.	Brazil
Franklin Templeton Investment Management Limited	United Kingdom
Franklin Templeton Investment Management (Shanghai) Limited	China
Franklin Templeton Investment Services GmbH	Germany
Franklin Templeton Investment Services Mexico S. de R.L.	Mexico
Franklin Templeton Investment Trust Management Co., Ltd.	South Korea
Franklin Templeton Investments (Asia) Limited	Hong Kong
Franklin Templeton Investments Australia Limited	Australia
Franklin Templeton Investments Corp.	Canada
Franklin Templeton Investments Japan Limited	Japan
Franklin Templeton Investments (ME) Limited	Dubai, U.A.E.
Franklin Templeton Investments Poland sp. z o.o.	Poland
Franklin Templeton Investments South Africa (Pty) Ltd	South Africa
Franklin Templeton Investor Services, LLC	Delaware
Franklin Templeton Luxembourg S.A.	Luxembourg
Franklin Templeton Magyarorszag Kft.	Hungary
Franklin Templeton Management Luxembourg S.A.	Luxembourg
Franklin Templeton Overseas Investment Fund Management (Shanghai) Co., Limited	China
Franklin Templeton Private Equity, LLC	Delaware
Franklin Templeton Services, LLC	Delaware
Franklin Templeton Services (India) Private Limited	India
Franklin Templeton Servicios de Asesoria Mexico, S. de R.L. de C.V.	Mexico
Franklin Templeton Slovakia, s.r.o.	Slovakia
Franklin Templeton Social Infrastructure GP, S.à r.l.	Luxembourg
Franklin Templeton Strategic Investments Ltd.	Cayman Islands
Franklin Templeton Switzerland Ltd.	Switzerland
Franklin Templeton Trustee Services Private Limited	India
Franklin Templeton Turkey Advisory Services A.S.	Turkey
Franklin Templeton Uruguay S.A.	Uruguay
Franklin/Templeton Distributors, Inc.	New York
Franklin Venture Partners, LLC	Delaware
Franklin Venture Partners (Talos Cayman GP), LLC	Delaware
FT FinTech Holdings, LLC	Delaware

Name**	State or Jurisdiction of Incorporation or Organization
FT Opportunistic Distressed Fund Ltd.	Cayman Islands
FTC Investor Services Inc.	Canada
FTCI (Cayman) Ltd.	Cayman Islands
FTPE Advisers, LLC	Delaware
ITI Capital Markets Limited	India
Legg Mason Asset Management Australia Limited	Australia
Legg Mason Asset Management Hong Kong Limited	Hong Kong
Legg Mason Asset Management Singapore Pte. Limited	Singapore
Legg Mason Australia Holdings Pty Limited	Australia
Legg Mason (Chile) Inversiones Holdings Limitada	Chile
Legg Mason & Co (UK) Limited	United Kingdom
Legg Mason & Co., LLC	Maryland
Legg Mason Holding (Switzerland) GmbH	Switzerland
Legg Mason, Inc.	Maryland
Legg Mason Investments (Europe) Limited	United Kingdom
Legg Mason Investment Funds Limited	United Kingdom
Legg Mason Investments (Switzerland) GmbH	Switzerland
Legg Mason Overseas Investment Fund Management (Shanghai) Co., Ltd.	China
Legg Mason Partners Fund Advisor, LLC	Delaware
Legg Mason Royce Holdings, LLC	Delaware
LM (BVI) Limited	British Virgin Islands
LM Holdings Limited	United Kingdom
LM Holdings 2 Limited	United Kingdom
LM International Holding LP	Cayman Islands
Onsa Inc.	Delaware
Random Forest Capital, LLC	California
RARE Infrastructure Limited	Australia
RARE IP Trust	Australia
REDROSE Caesar S.à r.l.	Luxembourg
Riva Financial Systems Limited	Isle of Man
Royce & Associates GP, LLC	Delaware
Royce & Associates, LP	Delaware
Royce Fund Services, LLC	New York
Royce Management Company, LLC	Delaware
Templeton Asset Management (Labuan) Limited	Malaysia
Templeton Asset Management Ltd.	Singapore
Templeton Asset Management (Poland) TFI S.A.	Poland
Templeton do Brasil Ltda.	Brazil
Templeton Global Advisors Limited	The Bahamas
Templeton Global Holdings Ltd.	The Bahamas
Templeton International, Inc.	Delaware
Templeton Investment Counsel, LLC	Delaware
Templeton Restructured Investments, L.L.C.	Delaware
Templeton Restructured Investments III, Ltd.	Cayman Islands
Templeton Restructured Investments IV, Ltd.	Cayman Islands

Name**	State or Jurisdiction of Incorporation or Organization
Templeton Turkey Fund GP Ltd.	Cayman Islands
Templeton Worldwide, Inc.	Delaware
Templeton/Franklin Investment Services, Inc.	Delaware
TSEMF III (Jersey) Limited	Jersey (Channel Islands)
TSEMF IV (Jersey) Limited	Jersey (Channel Islands)
Western Asset Holdings (Australia) Pty Ltd	Australia
Western Asset Management (Brazil) Holdings Limitada	Brazil
Western Asset Management (Cayman) Holdings Limited	Cayman Islands
Western Asset Management Company Distribuidora de Titulos e Valores Mobiliarios Limitada	Brazil
Western Asset Management Company Limited	United Kingdom
Western Asset Management Company, LLC	California
Western Asset Management Company Pte Ltd.	Singapore
Western Asset Management Company Pty Ltd	Australia
WHITEROSE Caesar S.à r.l.	Luxembourg
________________

*	Certain subsidiaries have been omitted because, when considered in the aggregate, they do not constitute a significant subsidiary.

**	Our subsidiaries currently do business principally under their respective corporate names except as follows:

•	some of our subsidiaries may use the names Franklin Templeton, Franklin Templeton International and Templeton Worldwide;

•	our Darby subsidiaries may use the name Darby Private Equity;

•	Fiduciary Trust Company of Canada may use the names Fiduciary Trust Canada and Franklin Templeton Multi-Asset Solutions in various Canadian jurisdictions;

•
Franklin Templeton Investments Corp. may use the names Franklin Templeton Canada, Franklin Templeton Investments Canada, Franklin Bissett Investment Management, Franklin Templeton Investments and Franklin Templeton Institutional in various Canadian jurisdictions;

•	Legg Mason, Inc. may use the name Legg Mason Global Asset Management; and

•	Royce & Associates, LP may use the name Royce Investment Partners.